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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       September 15, 1999
                                                   -----------------------------

                               Open Market, Inc.
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


             0-28436                                  04-3214536
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     (Commission File Number)               (IRS Employer Identification No.)


 One Wayside Road, Burlington, Massachusetts                 01803
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  (Address of principal executive offices)                 (Zip Code)


                                (781) 359-3000
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

       On September 15, 1999, Open Market, Inc. (the "Company") announced that Peter Woon, Senior Vice President of Engineering of the Company, had resigned to pursue an opportunity as a division president and Chief Operating Officer of Insurance Technology Services of America, Inc.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits
            --------

Exhibit No.     Description
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99              Press Release dated September 15, 1999

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 16, 1999                OPEN MARKET, INC.



                                        By: /s/ Betty J. Savage
                                           ----------------------------
                                           Betty J. Savage
                                           Vice President and
                                           Chief Financial Officer
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.         Exhibit
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99                  Press Release dated September 15, 1999